Semiannual Report April 30, 2000

Oppenheimer
MidCap Fund

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OppenheimerFunds®
The Right Way to Invest

REPORT HIGHLIGHTS

During the six-month period, the U.S. economy continued an expansion of historically unprecedented length; however, fears of rising inflation and interest rates fueled widespread uncertainty and market volatility. Technology contributed most powerfully to the Fund’s performance, particularly in the areas of photonics and optical networking.

We reduced positions in consumer sector companies and in other sectors that failed to maintain our standard for high rates of revenue growth.

CONTENTS

1 President’s Letter

3 An Interview with Your Fund’s Manager

10 Financial Statements

27 Officers and Trustees

Cumulative
Total Returns*

For the 6-Month Period
Ended 4/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
46.93%        38.48%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
46.43%        41.43%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
46.48%        45.48%

Class Y
Without       With
Sales Chg.    Sales Chg.
------------------------
47.29%        47.29%

* See Notes on page 8 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

Bridget A. Macaskill
President
Oppenheimer
MidCap Fund

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may have assumed too much risk by concentrating their investments in just a handful of stocks or sectors or by “chasing performance.”

Several months ago, Alan Greenspan, the Chairman of the Federal Reserve Board, stated his view that the spectacular returns some sectors of the market were then experiencing may have been partly responsible for pushing our economy to growth rates that could lead to higher inflation. Today it is clear that the dramatic rise in the prices of a narrow segment of the market created enormous wealth for some investors. The result of this newfound wealth has been a substantial increase in spending that the Federal Reserve Board believes could threaten the healthy growth of our economy.

That’s why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed has been attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

The implications of the Fed’s resolve are clear: investors must continue to be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth often reduces corporate earnings and puts downward pressure on stock prices. Highly valued stocks can be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has been cautioning investors against the expectation that the types of returns seen in the recent bull market will last forever.

1 OPPENHEIMER MIDCAP FUND

PRESIDENT’S LETTER

Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

While some “new economy” stocks have risen over the last year, many so-called “old economy” stocks are selling at low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor.

What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuations, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill
Bridget A. Macaskill
May 19, 2000

2 OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio
Manager
Bruce Bartlett

Q How would you characterize the Fund’s performance during the six-month period that ended April 30, 2000?

A. We are pleased with Oppenheimer MidCap Fund’s performance over the past six months. Despite a volatile environment for many of the stocks in which we invest, the Fund not only showed significant growth in net asset value, it also outperformed its benchmark indices for the one-year period that ended April 30, 2000.The average annual total return for the Fund’s Class A shares at maximum offering price was 77.50% for the one-year period ended April 30, 2000. In addition, the Fund’s Class A shares generated a 88.33% average annual total return, without sales charge, while the S&P MidCap 400 Index produced a 23.52% return, and the Lipper Mid-Cap Growth Fund Index produced a 59.59% return, for the same one-year period.1 In addition, the Fund’s Class A shares were ranked in the top half among mid-cap growth funds as measured by Lipper for the one-year period ending March 31, 2000.2

1. S&P Mid-Cap 400 is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Mid-Cap Growth Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains, transaction costs or taxes.

2. Source: Lipper Analytical Services, Inc., 3/31/00. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested. The Fund’s Class A shares were ranked 58 of 224 (one-year), among mid-cap growth funds for the periods ended 3/31/00. The Fund’s returns at 4/30/00 include results for periods of exceptional market performance that is not typical of historical results. You should not expect those growth rates to continue.

3 OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

What made this such a volatile period?

The recent reporting period marked the longest peacetime economic expansion in U.S. history. Equity markets were supported by continued strength in the U.S. economy, low rates of inflation, growing evidence of global economic recovery. These factors drove most broad market indices sharply higher during the last two months of 1999. Mid-cap growth stocks, the market’s best-performing segment during the first 10 months of 1999, continued to perform exceptionally well throughout the reporting period.

“Mid-cap growth
stocks, the market’s
best-performing
segment during the
first 10 months
of 1999, continued
to perform
exceptionally well
throughout the
reporting period.”

As the new year began, the threat of rising inflation remained the most serious factor facing the markets. Although measurable inflation remained low, high levels of consumer spending fueled a rate of economic growth that many observers considered unsustainable. The Federal Reserve Board raised interest rates in an effort to slow the pace of economic growth and thereby head off inflation. The uncertainties associated with these issues culminated in a series of sharp declines and recoveries in late March and April 2000 that affected virtually all segments of the equities market.

How did you manage the Fund in light of these conditions?

We never wavered in our long-term approach to mid-cap growth investing. Our mid-cap strategy focuses on companies with expected internal revenue growth in excess of 10% annually and a high rate of sustainable earnings growth. We believe the stocks of such companies are likely to perform exceptionally well over the long term, regardless of intermediate market fluctuations.

4 OPPENHEIMER MIDCAP FUND

Accordingly, we continued to invest in mid-cap companies exhibiting particularly strong growth characteristics, such as increasing revenue streams. We found the greatest number of such companies in the technology sector. During the recent period, our technology exposure increased from approximately 50% to approximately 60% of the Fund’s portfolio. Technology-related communications services companies accounted for an additional 14% of the Fund’s assets at the end of the period.

What types of technology companies did you find most attractive?

We found many of our most compelling growth opportunities in the areas of photonics and optical networking. For example, the Fund’s top holding during the period was JDS Uniphase Corp., a leading provider of the components essential to today’s rapidly evolving digital communications systems and the expansion of the Internet. Although JDS Uniphase was hurt by the market’s correction in April 2000, as were our other photonics-related holdings, the stock nevertheless contributed to our positive performance during the six-month period ended April 30, 2000. We also participated in a select group of private placements in the photonics field, investing in attractive companies that had not yet gone public. The Fund benefited when some of these companies were acquired by the industry’s major players.

Average Annual
Total Returns

For the Periods Ended 3/31/00(3)

Class A        Since
1-Year         Inception
------------------------
105.75%        62.55%

Class B        Since
1-Year         Inception
------------------------
111.66%        64.91%

Class C        Since
1-Year         Inception
------------------------
115.73%        65.55%

Class Y        Since
1-Year         Inception
------------------------
119.37%        67.55%

The Fund’s returns at 3/31/00
include results for periods
of exceptional market
performance that are not typical
of historical results. You should
not expect those growth
rates to continue. Because
of ongoing market volatility,
the Fund’s performance since
3/31/00 has been subject
to substantial short-term
fluctuations and current
performance may be less
than the results shown.

3. See Notes on page 8 for further details.

5 OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

In other areas of technology, we benefited from owning companies that provide semiconductors to the communications industry, such as PMC-Sierra, Inc. We also invested in promising companies developing hardware and software for the next generation of wireless personal productivity devices. Such devices are leading the way toward the convergence of the Internet and wireless communications.

Did you increase or reduce investments in any other sectors?

We found relatively few attractive growth opportunities outside of technology. While we invested in a few companies well positioned to benefit from strong consumer spending, such as Tiffany & Co., we sold positions in various other consumer-sector companies that were beginning to exhibit slower revenue growth. Although a company may temporarily compensate for lower revenues by curbing spending or increasing productivity, over the long term we believe that a decline in a company’s rate of revenue growth indicates a likelihood of slower earnings growth and a lower stock price.

What is your outlook for the future?

We remain comfortable with the Fund’s relatively high level of exposure to technology. Technology has been a driving force behind the nation’s ongoing economic expansion, creating fast-growing new industries while rapidly increasing the productivity of existing businesses. We believe technology is likely to continue to power global economic development for years to come.

6 OPPENHEIMER MIDCAP FUND

We also remain enthusiastic about the potential for the mid-cap companies in which we invest. Many of today’s largest and most successful companies were mid-cap enterprises just a few years ago. We believe that such exceptional growth opportunities continue to exist. Our goal is to identify tomorrow’s business giants today, and to enable our investors to share in the financial success that long-term investments in great companies can produce. That’s what makes Oppenheimer MidCap Fund an important part of The Right Way to Invest.

Sector Allocation(4)

o Technology        60.9%
o Communication
  Services          13.1
o Consumer
  Cyclicals          9.4
o Capital Goods      6.0
o Consumer
  Staples            5.1
o Utility            3.2
o Healthcare         2.3

Top Ten Stock Holdings(4)
-----------------------------------------------------------
JDS Uniphase Corp.                                     7.0%
-----------------------------------------------------------
Aether Systems, Inc.                                   4.2
-----------------------------------------------------------
SDL, Inc.                                              4.2
-----------------------------------------------------------
E-Tek Dynamics, Inc.                                   3.9
-----------------------------------------------------------
Tiffany & Co.                                          3.6
-----------------------------------------------------------
Mercury Interactive Corp.                              3.6
-----------------------------------------------------------
Newport Corp.                                          3.4
-----------------------------------------------------------
PMC-Sierra, Inc.                                       3.4
-----------------------------------------------------------
Calpine Corp.                                          3.2
-----------------------------------------------------------
Copper Mountain Networks, Inc.                         3.0

Top Five Industries(4)
-----------------------------------------------------------
Electronics                                           24.0%
-----------------------------------------------------------
Computer Software                                     14.8
-----------------------------------------------------------
Communications Equipment                              14.7
-----------------------------------------------------------
Telecommunications: Long Distance                      8.4
-----------------------------------------------------------
Retail: Specialty                                      7.3

4. Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of common stock.

7 OPPENHEIMER MIDCAP FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/1/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

8 OPPENHEIMER MIDCAP FUND

Financials

9 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS April 30, 2000 / Unaudited

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--71.7%
----------------------------------------------------------------------------------
 Capital Goods--4.3%
----------------------------------------------------------------------------------
 Electrical Equipment--4.3%
 C-Cube Microsystems, Inc.(1)                                65,000    $ 4,176,250
----------------------------------------------------------------------------------
 E-Tek Dynamics, Inc.(1)                                    213,300     43,673,175
----------------------------------------------------------------------------------
 Jabil Circuit, Inc.(1)                                     500,000     20,468,750
                                                                       -----------
                                                                        68,318,175

----------------------------------------------------------------------------------
 Communication Services--9.4%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--6.0%
 Broadcom Corp., Cl. A(1)                                    30,000      5,171,250
----------------------------------------------------------------------------------
 Brocade Communications Systems, Inc.(1)                     95,600     11,854,400
----------------------------------------------------------------------------------
 Clarent Corp.(1)                                           150,000     10,200,000
----------------------------------------------------------------------------------
 Copper Mountain Networks, Inc.(1)                          407,200     33,950,300
----------------------------------------------------------------------------------
 Efficient Networks, Inc.(1)                                280,000     18,410,000
----------------------------------------------------------------------------------
 Exodus Communications, Inc.(1)                             166,000     14,680,625
                                                                       -----------
                                                                        94,266,575

----------------------------------------------------------------------------------
 Telecommunications: Wireless--3.4%
 Aether Systems, Inc.(1)                                    287,400     47,847,609
----------------------------------------------------------------------------------
 GoAmerica, Inc.(1)                                          98,200        975,862
----------------------------------------------------------------------------------
 Nextel Partners, Inc., Cl. A(1)                            198,500      4,354,594
                                                                       -----------
                                                                        53,178,065

----------------------------------------------------------------------------------
 Consumer Cyclicals--6.7%
----------------------------------------------------------------------------------
 Consumer Services--1.5%
 Young & Rubicam, Inc.                                      421,800     23,488,987
----------------------------------------------------------------------------------
 Retail: Specialty--5.2%
 Best Buy Co., Inc.(1)                                       39,700      3,205,775
----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                               510,000     18,073,125
----------------------------------------------------------------------------------
 Circuit City Stores-Circuit City Group                     180,000     10,586,250
----------------------------------------------------------------------------------
 Tandy Corp.                                                175,000      9,975,000
----------------------------------------------------------------------------------
 Tiffany & Co.                                              560,600     40,748,612
                                                                       -----------
                                                                        82,588,762

----------------------------------------------------------------------------------
 Consumer Staples--3.7%
----------------------------------------------------------------------------------
 Broadcasting--3.2%
 Charter Communications, Inc., Cl. A(1)                     232,300      3,411,906
----------------------------------------------------------------------------------
 Hispanic Broadcasting Corp.(1)                             325,000     32,845,312
----------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A(1)                   124,800     13,634,400
                                                                       -----------
                                                                        49,891,618

----------------------------------------------------------------------------------
 Entertainment--0.5%
 Royal Caribbean Cruises Ltd.                               352,000      7,326,000
10 OPPENHEIMER MIDCAP FUND
                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Healthcare--1.6%
----------------------------------------------------------------------------------
 Healthcare/Drugs--1.6%
 Abgenix, Inc.(1)                                            53,600    $ 4,800,550
----------------------------------------------------------------------------------
 Biogen, Inc.(1)                                             44,000      2,587,750
----------------------------------------------------------------------------------
 Genentech, Inc.(1)                                          11,200      1,310,400
----------------------------------------------------------------------------------
 ImClone Systems, Inc.(1)                                   100,000      9,100,000
----------------------------------------------------------------------------------
 Medarex, Inc.(1)                                           146,100      7,743,300
                                                                      ------------
                                                                        25,542,000

----------------------------------------------------------------------------------
 Technology--43.7%
----------------------------------------------------------------------------------
 Computer Hardware--1.2%
 Digital Lightwave, Inc.(1)                                 100,000      6,850,000
----------------------------------------------------------------------------------
 Juniper Networks, Inc.(1)                                   17,100      3,636,956
----------------------------------------------------------------------------------
 Lexmark International Group, Inc., Cl. A(1)                 72,000      8,496,000
                                                                      ------------
                                                                        18,982,956

----------------------------------------------------------------------------------
 Computer Services--4.1%
 Ancor Communications, Inc.(1)                              150,000      4,528,125
----------------------------------------------------------------------------------
 Applied Micro Circuits Corp.(1)                            188,400     24,280,050
----------------------------------------------------------------------------------
 Finisar Corp.(1)                                           717,000     26,753,062
----------------------------------------------------------------------------------
 Foundry Networks, Inc.(1)                                   71,400      6,497,400
----------------------------------------------------------------------------------
 JNI Corp.(1)                                                50,000      1,996,875
                                                                      ------------
                                                                        64,055,512

----------------------------------------------------------------------------------
 Computer Software--10.6%
 Akamai Technologies, Inc.(1)                                 3,400        336,175
----------------------------------------------------------------------------------
 Alteon Websystems, Inc.(1)                                  12,400        843,200
----------------------------------------------------------------------------------
 Citrix Systems, Inc.(1)                                    338,000     20,639,125
----------------------------------------------------------------------------------
 Gemstar International Group Ltd.(1)                        150,000      6,937,500
----------------------------------------------------------------------------------
 Intertrust Technologies Corp.(1)                            94,100      2,164,300
----------------------------------------------------------------------------------
 Interwoven, Inc.(1)                                         38,500      2,666,125
----------------------------------------------------------------------------------
 J.D. Edwards & Co.(1)                                      100,000      1,825,000
----------------------------------------------------------------------------------
 Mercury Interactive Corp.(1)                               447,000     40,230,000
----------------------------------------------------------------------------------
 Micromuse, Inc.(1)                                         180,000     17,662,500
----------------------------------------------------------------------------------
 OTG Software, Inc.(1)                                       21,400        470,800
----------------------------------------------------------------------------------
 Portal Software, Inc.(1)                                   200,000      9,175,000
----------------------------------------------------------------------------------
 Rational Software Corp.(1)                                 160,000     13,620,000
----------------------------------------------------------------------------------
 RealNetworks, Inc.(1)                                      150,000      7,143,750
----------------------------------------------------------------------------------
 Research in Motion Ltd.(1)                                 450,000     19,125,000
----------------------------------------------------------------------------------
 Sapient Corp.(1)                                            59,000      4,672,063
----------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                  184,500     19,790,508
                                                                      ------------
                                                                       167,301,046
11 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Communications Equipment--10.6%
 Antec Corp.(1)                                             162,200  $   8,718,250
----------------------------------------------------------------------------------
 Aspect Communications Corp.(1)                              70,000      2,485,000
----------------------------------------------------------------------------------
 Audiocodes Ltd.(1)                                         186,200     13,965,000
----------------------------------------------------------------------------------
 Bookham Technology plc, ADR(1)                             451,100     23,457,200
----------------------------------------------------------------------------------
 Bookham Technology plc, ADR(1,2)                           315,855     11,497,122
----------------------------------------------------------------------------------
 CIENA Corp.(1)                                              90,000     11,126,250
----------------------------------------------------------------------------------
 Harmonic, Inc.(1)                                          405,000     29,894,063
----------------------------------------------------------------------------------
 Newport Corp.                                              316,600     38,407,538
----------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                   385,000     25,049,063
----------------------------------------------------------------------------------
 UTStarcom, Inc.(1)                                          36,800      1,748,000
                                                                     -------------
                                                                       166,347,486

----------------------------------------------------------------------------------
 Electronics--17.2%
 Celestica, Inc.(1)                                         245,000     13,367,813
----------------------------------------------------------------------------------
 JDS Uniphase Corp.(1)                                      763,184     79,132,641
----------------------------------------------------------------------------------
 LSI Logic Corp.(1)                                         498,600     31,162,500
----------------------------------------------------------------------------------
 PMC-Sierra, Inc.                                           200,000     38,375,000
----------------------------------------------------------------------------------
 QLogic Corp.(1)                                            226,000     22,670,625
----------------------------------------------------------------------------------
 RF Micro Devices, Inc.(1)                                   90,000      9,365,625
----------------------------------------------------------------------------------
 SDL, Inc.(1)                                               244,000     47,580,000
----------------------------------------------------------------------------------
 TranSwitch Corp.(1)                                         47,000      4,138,938
----------------------------------------------------------------------------------
 Vitesse Semiconductor Corp.(1)                             285,000     19,397,813
----------------------------------------------------------------------------------
 Waters Corp.(1)                                             57,500      5,448,125
                                                                    --------------
                                                                       270,639,080

----------------------------------------------------------------------------------
 Utilities--2.3%
----------------------------------------------------------------------------------
 Electric Utilities--2.3%
 Calpine Corp.(1)                                           396,200     36,252,300
                                                                    --------------
 Total Common Stocks (Cost $882,160,514)                             1,128,178,562

==================================================================================
 Preferred Stocks--0.7%
----------------------------------------------------------------------------------
 Corvis Corp., Cv., Series H(1,2)                            74,506      5,999,968
----------------------------------------------------------------------------------
 ITF Optical Technologies, Inc., Cv., Series A(1,2)         200,000      5,000,000
                                                                    --------------
 Total Preferred Stocks (Cost $10,999,968)                              10,999,968
12 OPPENHEIMER MIDCAP FUND
                                                           Principal  Market Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Repurchase Agreements--27.0%

 Repurchase agreement with Deutsche Bank Securities
 Inc., 5.70%, dated 4/28/00, to be repurchased at
 $425,401,970 on 5/1/00, collateralized by U.S.
 Treasury Bonds, 5.25%-11.625%, 11/15/02-2/15/29,
 with a value of $434,910,539 (Cost $425,200,000)     $425,200,000  $  425,200,000
----------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $1,318,360,482)           99.4%  1,564,378,530
----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                               0.6       9,236,065
----------------------------------------------------------------------------------
 Net Assets                                                  100.0% $1,573,614,595
                                                      ============================

Footnotes to Statement of Investments

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

 April 30, 2000
==================================================================================
 Assets

 Investments, at value (including repurchase
 agreements of $425,200,000)
 (cost $1,318,360,482)--see accompanying statement                  $1,564,378,530
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     10,668,380
 Investments sold                                                        7,665,642
 Interest and dividends                                                    201,970
 Other                                                                       7,490
                                                                    --------------
 Total assets                                                        1,582,922,012

==================================================================================
 Liabilities

 Bank overdraft                                                          1,142,541
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                   5,239,569
 Shares of beneficial interest redeemed                                  2,050,090
 Distribution and service plan fees                                        294,028
 Transfer and shareholder servicing agent fees                             170,588
 Trustees' compensation                                                     34,829
 Other                                                                     375,772
                                                                    --------------
 Total liabilities                                                       9,307,417

==================================================================================
 Net Assets                                                         $1,573,614,595
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                    $1,387,096,283
----------------------------------------------------------------------------------
 Accumulated net investment loss                                          (271,343)
----------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions              (59,228,393)
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                            246,018,048
                                                                    --------------
 Net Assets                                                         $1,573,614,595
                                                                    ==============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $767,748,867 and 26,284,295 shares of beneficial interest outstanding)     $29.21
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                $30.99
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $635,565,451 and 22,124,463 shares of beneficial
 interest outstanding)                                                      $28.73
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $170,297,321 and 5,930,842 shares of beneficial
 interest outstanding)                                                      $28.71
----------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $2,956 and 100 shares of beneficial
 interest outstanding)                                                      $29.56

See accompanying Notes to Financial Statements.

14 OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2000
==================================================================================
 Investment Income
 Interest                                                             $  6,992,078
----------------------------------------------------------------------------------
 Dividends                                                                 222,848
                                                                      ------------
 Total income                                                            7,214,926

==================================================================================
 Expenses
 Management fees                                                         3,237,328
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   588,312
 Class B                                                                 1,896,297
 Class C                                                                   499,071
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             788,041
----------------------------------------------------------------------------------
 Shareholder reports                                                        93,473
----------------------------------------------------------------------------------
 Trustees' compensation                                                     35,869
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                20,420
----------------------------------------------------------------------------------
 Other                                                                     339,608
                                                                      ------------
 Total expenses                                                          7,498,419
 Less expenses paid indirectly                                             (18,958)
                                                                      ------------
 Net expenses                                                            7,479,461

==================================================================================
 Net Investment Loss                                                      (264,535)

==================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized loss on investments                                      (52,781,404)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments  180,220,660
                                                                      ------------
 Net realized and unrealized gain                                      127,439,256

==================================================================================
 Net Increase in Net Assets Resulting from Operations                 $127,174,721
                                                                      ============

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months           Year
                                                              Ended          Ended
                                                     April 30, 2000    October 31,
                                                        (Unaudited)           1999
==================================================================================
 Operations
 Net investment loss                                   $   (264,535)   $  (914,919)
----------------------------------------------------------------------------------
 Net realized loss                                      (52,781,404)    (3,595,944)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation  180,220,660     65,603,264
                                                       ---------------------------
 Net increase in net assets resulting from operations   127,174,721     61,092,401

==================================================================================
 Dividends and/or Distributions to Shareholders
 Distributions in excess of net realized gain:
 Class A                                                         --        (23,126)
 Class B                                                         --        (13,593)
 Class C                                                         --         (4,026)
 Class Y                                                         --             --

==================================================================================
 Beneficial Interest Transactions
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                529,128,204    119,533,021
 Class B                                                470,154,534     88,747,417
 Class C                                                134,183,554     18,791,983
 Class Y                                                         --             --

==================================================================================
 Net Assets
 Total increase                                       1,260,641,013    288,124,077
----------------------------------------------------------------------------------
 Beginning of period                                    312,973,582     24,849,505
                                                     -----------------------------
 End of period (including accumulated net investment
 losses of $271,343 and $6,808, respectively)        $1,573,614,595   $312,973,582
                                                     =============================

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS

                                                       Six Months                Year
                                                            Ended               Ended
                                                  April  30, 2000            Oct. 31,
 Class A                                              (Unaudited)      1999   1998(1)
=====================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                      $19.88    $10.83    $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment gain (loss)                                   .01      (.04)     (.02)
 Net realized and unrealized gain                            9.32      9.11       .85
                                                           --------------------------
 Total income from investment operations                     9.33      9.07       .83
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain            --      (.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $29.21    $19.88    $10.83
                                                           ==========================

=====================================================================================
 Total Return, at Net Asset Value(2)                        46.93%    83.79%     8.30%

=====================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $767,749  $167,879   $14,607
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $482,417  $ 60,644   $ 7,185
-------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment gain (loss)                                  0.31%    (0.49)%   (0.33)%
 Expenses                                                    1.19%     1.40%     1.59%(4)
-------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                    14%       61%      117%

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $867,254,710 and $101,258,770, respectively.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS Continued

                                                       Six Months                Year
                                                            Ended               Ended
                                                  April  30, 2000            Oct. 31,
 Class B                                               (Unaudited)     1999   1998(1)
=====================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                      $19.62    $10.77    $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                         (.02)     (.07)     (.05)
 Net realized and unrealized gain                            9.13      8.94       .82
                                                           --------------------------
 Total income from investment operations                     9.11      8.87       .77
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain            --      (.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $28.73    $19.62    $10.77
                                                           ==========================

=====================================================================================
 Total Return, at Net Asset Value(2)                        46.43%    82.40%     7.70%

=====================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $635,565  $118,611    $7,654
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $384,020  $ 40,455    $3,521
-------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                        (0.43)%   (1.25)%   (1.06)%
 Expenses                                                    1.93%     2.16%     2.35%(4)
-------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                    14%       61%      117%

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $867,254,710 and $101,258,770, respectively.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MIDCAP FUND
                                                       Six Months                Year
                                                            Ended               Ended
                                                  April  30, 2000            Oct. 31,
 Class C                                              (Unaudited)      1999   1998(1)
=====================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                      $19.60    $10.76    $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                         (.01)     (.06)     (.05)
 Net realized and unrealized gain                            9.12      8.92       .81
                                                           --------------------------
 Total income from investment operations                     9.11      8.86       .76
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain            --      (.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $28.71    $19.60    $10.76
                                                           ==========================

=====================================================================================
 Total Return, at Net Asset Value(2)                        46.48%    82.38%     7.60%

=====================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $170,297   $26,482    $2,587
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $101,117   $ 9,066    $1,271
-------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                        (0.42)%   (1.26)%   (1.07)%
 Expenses                                                    1.93%     2.16%     2.35%(4)
-------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                    14%       61%      117%

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $867,254,710 and $101,258,770, respectively.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS Continued

                                                       Six Months                Year
                                                            Ended               Ended
                                                  April  30, 2000            Oct. 31,
 Class Y                                              (Unaudited)      1999   1998(1)
=====================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                      $20.07    $10.88    $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income gain (loss)                            .10      (.01)      .01
 Net realized and unrealized gain                            9.39      9.22       .87
                                                           --------------------------
 Total income from investment operations                     9.49      9.21       .88
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain            --      (.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $29.56    $20.07    $10.88
                                                           ==========================

=====================================================================================
 Total Return, at Net Asset Value(2)                        47.29%    84.69%     8.80%

=====================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                      $3        $2        $1
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $3        $2        $1
-------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                0.66%    (0.06)%    0.05%
 Expenses                                                    0.79%     1.03%     1.09%(4)
-------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                    14%       61%      117%

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $867,254,710 and $101,258,770, respectively.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term “money market type” debt securities with remaining maturities of 60 days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
21 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,310,000, which expires between 2006 and 2007.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2000, a provision of $27,282 was made for the Fund’s projected benefit obligations resulting in an accumulated liability of $34,090 as of April 30, 2000.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

22 OPPENHEIMER MIDCAP FUND

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                     Six Months Ended April 30, 2000   Year Ended October 31, 1999
                                Shares        Amount         Shares         Amount
----------------------------------------------------------------------------------
 Class A
 Sold                       20,728,525  $613,476,322      8,300,323   $138,625,655
 Dividends and/or
 distributions reinvested           --            --          1,765         21,575
 Redeemed                   (2,889,233)  (84,348,118)    (1,206,313)   (19,114,209)
                            ------------------------------------------------------
 Net increase               17,839,292  $529,128,204      7,095,775   $119,533,021
                            ======================================================

----------------------------------------------------------------------------------
 Class B
 Sold                       17,935,909  $524,177,311      6,071,612   $100,987,612
 Dividends and/or
 distributions reinvested           --            --          1,088         13,216
 Redeemed                   (1,857,323)  (54,022,777)      (737,801)   (12,253,411)
                            ------------------------------------------------------
 Net increase               16,078,586  $470,154,534      5,334,899   $ 88,747,417
                            ======================================================

----------------------------------------------------------------------------------
 Class C
 Sold                        6,029,750  $174,932,971      1,337,614   $ 22,505,897
 Dividends and/or
 distributions reinvested           --            --            315          3,822
 Redeemed                   (1,450,025)  (40,749,417)      (227,345)    (3,717,736)
                            ------------------------------------------------------
 Net increase                4,579,725  $134,183,554      1,110,584   $ 18,791,983
                            ======================================================

----------------------------------------------------------------------------------
 Class Y
 Sold                               --  $         --             --   $         --
 Dividends and/or
 distributions reinvested           --            --             --             --
 Redeemed                           --            --             --             --
                            ------------------------------------------------------
 Net increase                       --  $         --             --   $         --
                            ======================================================
23 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Unrealized Gains and Losses on Securities

As of April 30, 2000, net unrealized appreciation on securities of $246,018,048 was composed of gross appreciation of $354,235,612, and gross depreciation of $108,217,564.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The Fund’s management fee for the six months ended April 30, 2000 was 0.67% of the average annual net assets for each class of shares, annualized for periods of less than one full year.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS’s total costs of providing such services are allocated ratably to these funds.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A  Commissions     Commissions     Commissions
                       Front-End      Front-End   on Class A      on Class B      on Class C
                   Sales Charges  Sales Charges       Shares          Shares          Shares
                      on Class A    Retained by  Advanced by     Advanced by     Advanced by
 Six Months Ended         Shares    Distributor  Distributor(1)  Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------
 April 30, 2000       $4,178,790     $1,140,583     $375,061      $7,638,210        $630,534

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                  Class B                  Class C
                        Contingent Deferred      Contingent Deferred      Contingent Deferred
                              Sales Charges            Sales Charges            Sales Charges
 Six Months Ended   Retained by Distributor  Retained by Distributor  Retained by Distributor
---------------------------------------------------------------------------------------------
 April 30, 2000                         $--                $271,153                   12,297
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
24 OPPENHEIMER MIDCAP FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2000, payments under the Class A plan totaled $588,312, all of which was paid by the Distributor to recipients. That included $40,620 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2000, were as follows:

                                                      Distributor’s  Distributor’s
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                   Total Payments    Amount Retained       Expenses  of Net Assets
                       Under Plan     by Distributor     Under Plan       of Class
----------------------------------------------------------------------------------
 Class B Plan          $1,896,297         $1,651,503    $10,236,285           1.61%
 Class C Plan             499,071            293,394      1,267,775           0.74
25 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Illiquid or Restricted Securities

As of April 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2000, was $22,497,090, which represents 1.43% of the Fund’s net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                    Valuation
                                                                               Per Unit as of
 Security                                 Acquisition Date  Cost Per Unit      April 30, 2000
---------------------------------------------------------------------------------------------
 Stocks and Warrants
 Bookham Technology plc, ADR                       2/24/00         $15.83              $36.40
---------------------------------------------------------------------------------------------
 Corvis Corp., Cv., Series H                      12/16/99          80.53               80.53
---------------------------------------------------------------------------------------------
 ITF Optical Technologies, Inc., Cv., Series A      4/7/00          25.00               25.00

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement that enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended April 30, 2000.

26 OPPENHEIMER MIDCAP FUND

OPPENHEIMER MIDCAP FUND

Officers and Trustees

Bridget A. Macaskill, President and Chairman of the Board of Trustees
Paul Y. Clinton, Trustee
Thomas W. Courtney, Trustee
Robert G. Galli, Trustee
Lacy B. Herrmann, Trustee
George Loft, Trustee
Bruce L. Bartlett, Vice President
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary

Investment Advisor

OppenheimerFunds, Inc.

Distributor

OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent

OppenheimerFunds Services

Custodian of Portfolio Securities

The Bank of New York

Independent Auditors

KPMG LLP

Legal Counsel

Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

This is a copy of a report to shareholders of Oppenheimer MidCap Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer MidCap Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. Two World Trade Center, New York, NY10048-0203

©Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

27 OPPENHEIMER MIDCAP FUND

OPPENHEIMERFUNDS FAMILY

=======================================================================================================
 Global Equity
                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=======================================================================================================
 Equity
                        Stock                                 Stock & Bond
                        Enterprise Fund(1)                    Main Street(R) Growth & Income Fund
                        Discovery Fund                        Quest Opportunity Value Fund
                        Main Street(R) Small Cap Fund         Total Return Fund
                        Quest Small Cap Value Fund            Quest Balanced Value Fund
                        MidCap Fund                           Capital Income Fund(2)
                        Capital Appreciation Fund             Multiple Strategies Fund
                        Growth Fund                           Disciplined Allocation Fund
                        Disciplined Value Fund                Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                   Specialty
                        Trinity Core Fund                     Real Asset Fund
                        Trinity Value Fund                    Gold & Special Minerals Fund

=======================================================================================================
 Fixed Income
                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund                       Main Street(R) California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=======================================================================================================
 Money Market(4)
                        Money Market Fund            Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund’s name was changed from “Oppenheimer Equity Income Fund.”

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

28 OPPENHEIMER MIDCAP FUND

INFORMATION AND SERVICES

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RS0745.001.0400 June 29, 2000